                                                                      Exhibit 24


                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Michael J. Hopley and Edward M. Topham, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission respecting the offer and sale of 3,600,000 units, each unit consisting of one share of Common Stock, par value $.001, of Fremont Gold Corporation, a Delaware Corporation, and one Detachable, Redeemable Common Stock Purchase Warrant, together with any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 6, 1997



                                                    /s/ David Shaw
                                                    ---------------------------
                                                    David Shaw


PROVINCE OF BRITISH COLUMBIA )
                             )  ss.
County of Vancouver          )

         On this 6th day of February, 1997, before me, the undersigned Notary Public, personally appeared David Shaw, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                    /s/ JC
                                                    ---------------------------
                                                    Notary Public
My commission does not expire:

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Michael J. Hopley his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission respecting the offer and sale of 3,600,000 units, each unit consisting of one share of Common Stock, par value $.001, of Fremont Gold Corporation, a Delaware Corporation, and one Detachable, Redeemable Common Stock Purchase Warrant, together with any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 6, 1997


                                                    /s/ Edward M. Topham
                                                    ---------------------------
                                                    Edward M. Topham


Province of British Columbia )
                             )  ss.
County of Vancouver          )

         On this 6th day of February, 1997, before me, the undersigned Notary Public, personally appeared Edward Topham, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    /s/ Rod C. McKeem
                                                    ---------------------------
                                                    Notary Public
My commission does not expire

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Edward M. Topham his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission respecting the offer and sale of 3,600,000 units, each unit consisting of one share of Common Stock, par value $.001, of Fremont Gold Corporation, a Delaware Corporation, and one Detachable, Redeemable Common Stock Purchase Warrant, together with any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 6, 1997


                                                    /s/ Michael J. Hopley
                                                    ---------------------------
                                                    Michael J. Hopley


Province of British Columbia )
                             )  ss.
County of Vancouver          )

         On this 6th day of February, 1997, before me, the undersigned Notary Public, personally appeared Michael Hopley, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    /s/ Rod C. McKeem
                                                    ---------------------------
                                                    Notary Public
My commission does not expire